SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of report (date of earliest event reported):
                                 April 13, 1998



                           EXCEL Communications, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                   1-13433               75-2720091
         (State or other          (Commission          (I.R.S. Employer
          jurisdiction of         File Number)        Identification No.)
          incorporation)


                    8750 North Central Expressway, Suite 2000
                               Dallas, Texas 75231
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (214) 863-8000



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ITEM 5.           OTHER EVENTS

                  See Exhibit 20.1 to this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                  INFORMATION AND EXHIBITS


                  (c)      Exhibit.

                           20.1     Press   Release,   dated  April  13,   1998,
                                    regarding   resignation   of   officer   and
                                    director.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EXCEL COMMUNICATIONS, INC.

April 24, 1998
                                          By: \s\ J. Christopher Dance
                                              --------------------------------
                                              J. Christopher Dance
                                              Executive Vice President -
                                              General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                       Description
----------          ----------------------------------------------------------

   20.1 Press Release, dated April 13, 1998, regarding resignation of officer and director.
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